                                                               EXHIBIT 99(a)(5)

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                       TENDER OF SHARES OF COMMON STOCK

                                      OF

                          CAMBRIDGE SOUNDWORKS, INC.

                                      TO

                          CSW ACQUISITION CORPORATION

                         A WHOLLY OWNED SUBSIDIARY OF

                           CREATIVE TECHNOLOGY LTD.

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

  This Notice of Guaranteed Delivery (or one substantially in the form hereof) must be used to accept the Offer (as defined herein) if (i) certificates ("Share Certificates") representing shares of common stock, no par value (the "Shares"), of Cambridge SoundWorks, Inc., a Massachusetts corporation, are not immediately available, (ii) time will not permit all required documents to reach State Street Bank and Trust Company (the "Depositary"), on or prior to the expiration date of the Offer or (iii) the procedure for book-entry transfer, as set forth in the Offer to Purchase, cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile to the Depositary. See "THE OFFER-- Procedure for Accepting the Offer and Tendering Shares" in the Offer to Purchase.

                                The Depositary:

                      STATE STREET BANK AND TRUST COMPANY

            By Mail:                     By Overnight Courier:                     By Hand:
        STATE STREET BANK                  STATE STREET BANK                        STARS
        AND TRUST COMPANY                  AND TRUST COMPANY                 Securities Transfer
   Corporate Reorganization             Corporate Reorganization         and Reporting Services, Inc.
          P.O. Box 9061                   70 Campanelli Drive              c/o Boston Equiserve LP
Boston, Massachusetts 02205-8686     Braintree, Massachusetts 02184        55 Broadway, Third Floor
                                                                           New York, New York 10006

                                 By Facsimile:
                       (For Eligible Institutions Only)

                                (781) 794-6333

                        Confirm Facsimile by Telephone:

                                (781) 794-6388

  DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TO A NUMBER OTHER THAN AS LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

  THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX IN THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  The undersigned hereby tenders to CSW Acquisition Corporation, a Massachusetts corporation and a wholly owned subsidiary of Creative Technology Ltd., a Singapore corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 3, 1997 (the "Offer to Purchase"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares indicated below pursuant to the guaranteed delivery procedures set forth under "THE OFFER--Procedure for Accepting the Offer and Tendering Shares" in the Offer to Purchase:


 _____________________________________    _____________________________________
     NAME(S) OF RECORD HOLDER(S)                    NUMBER OF SHARES

 _____________________________________    _____________________________________
                                             CERTIFICATE NOS. (IF AVAILABLE)
 _____________________________________
 ADDRESS(ES)                              Check box (and indicate account
                                          number) if Shares
                                          will be tendered by book-entry
                                          transfer effected by:
 _____________________________________
                             ZIP CODE      [_] The Depository Trust Company
 _____________________________________     [_] Philadelphia Depository Trust
      (AREA CODE) TELEPHONE NO.            Company
                                          _____________________________________
                                                     ACCOUNT NUMBER

 X ___________________________________    DATED: __________________, 1997

 X ___________________________________    DATED: __________________, 1997
  (SIGNATURE(S) OF RECORD HOLDER(S)


                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

   The undersigned, a bank, broker, dealer, credit union, savings association or other entity that is a member in good standing of the Securities Transfer Agents Medallion Program (an "Eligible Institution"), hereby guarantees delivery to the Depositary, at one of its addresses set forth above, of Share Certificates tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of Shares into the Depositary's account at The Depository Trust Company or Philadelphia Depository Trust Company, in either case together with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee, or an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal, within three NASDAQ trading days after the date of execution of this Notice of Guaranteed Delivery.

   The Eligible Institution that completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and Share Certificates to the Depositary within the time period indicated herein. Failure to do so may result in financial loss to such Eligible Institution.

 _____________________________________    _____________________________________
             NAME OF FIRM                         AUTHORIZED SIGNATURE

 _____________________________________    _____________________________________
               ADDRESS                             NAME (PLEASE PRINT)

 _____________________________________    _____________________________________
                             ZIP CODE                     TITLE

 _____________________________________    _____________________________________
 (AREA CODE) TELEPHONE NO.                                DATE

             NOTE: DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE
       SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL

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